EXHIBIT 23 (a)

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 18, 1994, included in Old Kent Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.


                                   /s/ Arthur Andersen LLP
                                   ARTHUR ANDERSEN LLP





Chicago, Illinois

November 14, 1994